Exhibit 10.1

Execution Version

FIFTH AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of March 31, 2021 and is entered into by and among ACCO Brands Corporation, a Delaware corporation (“Holdings”), ACCO Brands Australia Holding Pty. Ltd. (the “Australian Borrower”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) acting with the consent of each of the Required Lenders (as defined in the Credit Agreement referenced below, the “Required Lenders”) and each of the Consenting Lenders (as defined below), the Required Lenders and Consenting Lenders that are delivering Lender Consents (as defined below) and the Guarantors listed on the signature pages hereto, and is made with reference to that certain Third Amended and Restated Credit Agreement, dated as of January 27, 2017 (as amended by the First Amendment to Third Amended and Restated Credit Agreement, dated as of July 26, 2018, the Second Amendment to Third Amended and Restated Credit Agreement, dated as of May 23, 2019, the Third Amendment to Third Amended and Restated Credit Agreement, dated as of May 1, 2020, the Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of November 10, 2020 and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement” and the Credit Agreement as amended by the Amendment, the “Amended Credit Agreement”), by and among Holdings, certain Subsidiaries of Holdings from time to time party thereto, the lenders from time to time party thereto (the “Existing Lenders”) and the Administrative Agent. Unless otherwise stated, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Credit Agreement.

RECITALS

WHEREAS, pursuant to and in accordance with Section 11.01(a) of the Credit Agreement, the Required Lenders and the other parties hereto have agreed to amend the Credit Agreement to, among other things, (a) amend the definition of “Maturity Date”, (b) amend the definition of “Applicable Rate”, (c) include a 0.00% floor on certain interest rates with respect to all Loans and (d) amend the covenants contained in Article 7;

WHEREAS, each Existing Lender holding Existing Euro Term A Loans (as defined below) (collectively, the “Existing Euro Term A Lenders”), each Existing Lender holding Existing U.S. Dollar Term A Loans (as defined below) (collectively, the “Existing U.S. Dollar Term A Lenders”) and each Existing Lender holding Existing AUD Term A Loans (as defined below) (collectively, the “Existing AUD Term A Lenders”) that (a) in the case of Existing Euro Term A Lenders, executes and delivers a consent to this Amendment in the form of the “Euro Term A Lender Consent” attached hereto as Annex I (an “Euro Term A Lender Consent”) and makes the appropriate election thereunder (collectively, the “Continuing Euro Term A Lenders”), (b) in the case of Existing AUD Term A Lenders, executes and delivers a consent to this Amendment in the form of the “AUD Term A Lender Consent” attached hereto as Annex II (an “AUD Term A Lender Consent”) and makes the appropriate election thereunder (collectively, the “Continuing AUD Term A Lenders”) and (c) in the case of Existing U.S. Dollar Term A Lenders, executes and delivers a consent to this Amendment in the form of the “U.S. Dollar Term A Lender Consent” attached hereto as Annex III (an “U.S. Dollar Term A Lender Consent”) and makes the appropriate election thereunder (collectively, the “Continuing U.S. Dollar Term A Lenders”), will in each case, by the fact of such execution and delivery, be deemed (i) to have consented to the terms of this Amendment and the Amended Credit Agreement and (ii) to have agreed to continue all of its Euro Term A Loans outstanding immediately prior to the effectiveness of this Amendment (the “Existing Euro Term A Loans”) or, as the case may be, Australian Dollar Term A Loans outstanding immediately prior to the effectiveness of this Amendment (the “Existing AUD Term A Loans”) or, as the case may be, U.S. Dollar Term A Loans outstanding immediately prior to the effectiveness of this Amendment (the “Existing U.S. Dollar Term A Loans”) as ‘Term Loans’ and ‘Term A Loans’ (and, as applicable, ‘Euro Term A Loans’ or ‘Australian Dollar Term A Loans’ or ‘U.S. Dollar Term A Loans’) on the terms set forth in this Amendment and the Amended Credit Agreement in a principal amount equal to the principal amount of its Existing Euro Term A Loan (or such lesser amount as determined by the Administrative Agent in its sole discretion and in consultation with Holdings) or, as the case may be, Existing AUD Term A Loan (or such lesser amount as determined by the Administrative Agent in its sole discretion and in consultation with Holdings), or, as the case may be, Existing U.S. Dollar Term A Loans (or such lesser amount as determined by the Administrative Agent in its sole discretion and in consultation with Holdings), as further set forth in this Amendment;

WHEREAS, each Existing Euro Term A Lender, each Existing U.S. Dollar Term A Lender and each Existing AUD Term A Lender that executes and delivers an Euro Term A Lender Consent or, as the case may be, a AUD Term A Lender Consent, or, as the case may be, a U.S. Dollar Term A Lender Consent and makes the appropriate election thereunder consents to this Amendment and the Amended Credit Agreement but does not consent to continue its Existing Euro Term A Loans or, as the case may be, its Existing AUD Term A Loans, or, as the case may be, its Existing U.S. Dollar Term A Loans on the terms set forth in this Amendment and the Amended Credit Agreement shall, in each case, execute, or shall be deemed to have executed, a counterpart of the Master Assignment and Acceptance Agreement substantially in the form attached hereto as Annex V (a “Master Assignment”) and shall in accordance therewith sell all of its Existing Euro Term A Loans or, as the case may be, its Existing AUD Term A Loans, or, as the case may be, its Existing U.S. Dollar Term A Loans at 100% of par as specified in the applicable Master Assignment, as further set forth in this Amendment;

WHEREAS, if an Existing Euro Term A Lender or, as the case may be, an Existing AUD Term A Lender or, as the case may be, an Existing U.S. Dollar Term A Lender fails to execute and return an Euro Term A Lender Consent, an AUD Term A Lender Consent or a U.S. Dollar Term A Lender Consent, as applicable, by 5:00 p.m. (New York City time), on March 26, 2021, such Existing Euro Term A Lender or, as the case may be, such Existing AUD Term A Lender or, as the case may be, such Existing U.S. Dollar Term A Lender shall be deemed a Non-Continuing Euro Term A Lender (as defined below) or, as the case may be, a Non-Continuing AUD Term A Lender (as defined below) or, as the case may be, a Non-Continuing U.S. Term A Lender (as defined below) and, in accordance with Section 11.13 of the Credit Agreement, shall in each case assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06 of the Credit Agreement), all of its interests, rights and obligations under the Credit Agreement and the related Loan Documents in respect of its Existing Euro Term A Loans or, as applicable, its Existing AUD Term A Loans or, as applicable, its Existing U.S. Term A Loans to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment) at 100% of par as specified in the applicable Master Assignment, as further set forth in this Amendment;

WHEREAS, each Existing Lender holding Revolving Credit Loans (as defined in the Credit Agreement immediately prior to the Fifth Amendment Closing Date (as defined below), the “Existing Revolving Credit Loans”) or unused Revolving Credit Commitments (as defined in the Credit Agreement immediately prior to the Fifth Amendment Closing Date, the “Existing Revolving Credit Commitments” and, such Existing Lenders holding such Existing Revolving Credit Loans or Existing Revolving Credit Commitments, the “Existing Revolving Credit Lenders”) that executes and delivers a consent to this Amendment in the form of the “Revolving Credit Lender Consent” attached hereto as Annex IV (a “Revolving Credit Lender Consent”, and the Revolving Credit Lender Consents together with the Euro Term A Lender Consents, the AUD Term A Lender Consents and the U.S. Dollar Term A Lender Consents, the “Lender Consents”) and makes the appropriate election thereunder (collectively, the “Continuing Revolving Credit Lenders” and, together with the Continuing Euro Term A Lenders, the Continuing U.S. Dollar Term A Lenders and the Continuing AUD Term A Lenders the “Consenting Lenders”) will, by the fact of such execution and delivery, be deemed (i) to have consented to the terms of this Amendment and the Amended Credit Agreement and (ii) to have agreed to continue (as further described in its Revolving Credit Lender Consent) all of its Existing Revolving Credit Commitments and Existing Revolving Credit Loans as Revolving Credit Commitments and Revolving Credit Loans, respectively, on the terms set forth in this Amendment and the Amended Credit Agreement in a principal amount equal to its Existing Revolving Credit Commitments and Existing Revolving Credit Loans, respectively (or such lesser amount as determined by the Administrative Agent in its sole discretion and in consultation with Holdings), as further set forth in this Amendment;

WHEREAS, each Existing Revolving Credit Lender that executes and delivers a Revolving Credit Lender Consent and makes the appropriate election thereunder consents to this Amendment and the Amended Credit Agreement but does not consent to the continuation of any of its Existing Revolving Credit Commitments as Revolving Credit Commitments on the terms set forth in this Amendment and the Amended Credit Agreement and shall execute, or shall be deemed to have executed, a counterpart of the applicable Master Assignment and shall in accordance therewith sell all of its Existing Revolving Credit Commitments at 100% of par as specified in the applicable Master Assignment, as further set forth in this Amendment;

WHEREAS, if an Existing Revolving Credit Lender fails to execute and return a Revolving Credit Lender Consent by 5:00 p.m. (New York City time), on March 26, 2021, such Existing Revolving Credit Lender shall be deemed a Non-Continuing Revolving Credit Lender (as defined below) and, in accordance with Section 11.13 of the Credit Agreement, shall assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06 of the Credit Agreement), all of its interests, rights and obligations under the Credit Agreement and the related Loan Documents in respect of its Existing Revolving Credit Commitments and Existing Revolving Credit Loans to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment) at 100% of par as specified in the applicable Master Assignment, as further set forth in this Amendment;

WHEREAS, each Existing Lender that executes and delivers a consent and/or signature page to this Amendment irrevocably (i) consents to the terms of this Amendment and the Amended Credit Agreement and (ii) commits to provide the Loans in an aggregate principal amount equal to its applicable Commitment as set forth on Schedule 1 hereto on the Fifth Amendment Closing Date; and

WHEREAS, the Administrative Agent, the L/C Issuers, the Swingline Lender, the Required Lenders, the Replacement Lender (as defined below), the Consenting Lenders and the Loan Parties are willing, on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement, to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO LOAN DOCUMENTS

1.1	Fifth Amendment to Credit Agreement.

(a)            Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

““Controller” as defined in section 9 of the Corporations Act 2001 (Cth).”

““Credit Party” has the meaning as defined in Section 9.13.”

““Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.”

““Fifth Amendment Closing Date” means March 31, 2021.”

““Rescindable Amount” has the meaning as defined in Section 2.12 (b)(ii).”

““Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority.”

(b)            Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions as follows:

““Applicable Rate” means in respect of any of the Term A Facilities and the Revolving Credit Facility, (i) from the date of consummation of the Pioneer Acquisition to the date following the date of consummation of the Pioneer Acquisition on which a Compliance Certificate is delivered pursuant to Section 6.02(a) in respect of the fiscal quarter ended March 31, 2021, which Compliance Certificate shall give pro forma effect to the incurrence of Indebtedness under the Facilities, 2.50% per annum for Eurodollar Rate Loans, Australian BBSR Rate Loans, Canadian BA Rate Loans, Daily LIBOR Loans, Australian Base Rate Loans and Letter of Credit Fees (for financial Letters of Credit), 1.50% per annum for Base Rate Loans, 0.55% per annum for Letter of Credit Fees (for commercial Letters of Credit) and 1.250% per annum for Letter of Credit Fees (for performance Letters of Credit), (ii) from the Fifth Amendment Closing Date to the date following the Fifth Amendment Closing Date on which a Compliance Certificate is delivered pursuant to Section 6.02(a) in respect of the first full fiscal quarter ended after the Fifth Amendment Closing Date, which Compliance Certificate shall give pro forma effect to the incurrence of Indebtedness under the Facilities, the applicable percentage set forth at Pricing Level 2 below and (iii) thereafter, the applicable percentage set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Consolidated Leverage Ratio	Eurodollar Rate / Australian BBSR Rate /Canadian BA Rate / Daily LIBOR / Australian Base Rate / Letter of Credit Fees (financial)	Base Rate	Letter of Credit Fees (commercial)	Letter of Credit Fees (performance)
1	> 4.50 to 1.00	2.50%	1.50%	0.55%	1.250%
2	≤ 4.50 to 1.00 and > 4.00 to 1.00	2.25%	1.25%	0.50%	1.125%
3	≤ 4.00 to 1.00 and > 3.50 to 1.00	2.00%	1.00%	0.45%	1.000%
4	≤ 3.50 to 1.00 and > 3.00 to 1.00	1.75%	0.75%	0.40%	0.875%
5	≤ 3.00 to 1.00 and > 2.00 to 1.00	1.50%	0.50%	0.30%	0.750%
6	≤ 2.00 to 1.00	1.25%	0.25%	0.25%	0.625%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).”

““Australian BBSR Rate Loan” means a Revolving Credit Loan or Australian Dollar Term A Loan made in Australian Dollars and bearing interest based on the Australian BBSR Rate.”

““Commitment Fee Rate” means, from the Fifth Amendment Closing Date to the date following the Fifth Amendment Closing Date on which a Compliance Certificate is delivered pursuant to Section 6.02(a) in respect of the first fiscal quarter ended after the Fifth Amendment Closing Date, 0.375%, and, thereafter, the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Consolidated Leverage Ratio	Commitment Fee Rate
1	> 4.50 to 1.00	0.500%
2	≤ 4.50 to 1.00 and > 4.00 to 1.00	0.375%
3	≤ 4.00 to 1.00 and > 3.50 to 1.00	0.350%
4	≤ 3.50 to 1.00 and > 3.00 to 1.00	0.300%
5	≤ 3.00 to 1.00 and > 2.00 to 1.00	0.250%
6	≤ 2.00 to 1.00	0.200%

Any increase or decrease in the Commitment Fee Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).

Notwithstanding anything to the contrary contained in this definition, the determination of the Commitment Fee Rate for any period shall be subject to the provisions of Section 2.10(b).”

““Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, administration, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally, including any Canadian Insolvency Law.”

““Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest (including a 'security interest' as defined under sections 12(1) and 12(2) of the PPSA) or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).”

““Maturity Date” means (a) with respect to each of the Term A Facility and the Revolving Credit Facility, the earlier of (i) the date that is the fifth anniversary of the Fifth Amendment Closing Date and (ii) the date that is one hundred and eighty (180) days prior to the maturity of the SpinCo Notes unless, at least one hundred and eighty (180) days prior to the maturity date of the SpinCo Notes, such notes are refinanced in full (A) pursuant to a Permitted Refinancing that has a maturity date at least one hundred and eighty (180) days after the date referred to in clause (a)(i) hereof or (B) with Incremental Term Loans incurred under Section 2.14; (b) with respect to any Incremental Term A Loans, each Incremental Term Loan A Maturity Date applicable thereto; and (c) with respect to any Incremental Term B Loans, each Incremental Term Loan B Maturity Date applicable thereto; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.”

““OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.”

(c)            Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (y) of the proviso to the definition of “Daily LIBOR” in its entirety to read as follows:

“and (y) with respect to any Loan, the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.”

(d)            Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (d)(ii) of the definition of “Defaulting Lender” in its entirety to read as follows:

“(ii) had a receiver, administrator, Controller, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it,”

(e)            Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Eurodollar Rate” in its entirety to read as follows:

““Eurodollar Rate” means:

(i)            for any Interest Period, with respect to any Credit Extension:

a)            denominated in a LIBOR Quoted Currency, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at or about 11:00 a.m. (London time) on the Interest Rate Determination Date, for deposits in the relevant currency, with a term equivalent to such Interest Period;

b)            denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “EURIBOR Rate”) at or about 11:00a.m. (Brussels, Belgium time) on the Interest Rate Determination Date with a term equivalent to such Interest Period;

c)            denominated in a Non-LIBOR Quoted Currency, the rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.08; and

(ii)            for any interest rate calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at or about 11:00 a.m. (London time) determined two (2) Business Days prior to such date for Dollar deposits being delivered in the London interbank market for deposits in Dollars with a term of one (1) month commencing that day;

provided that (x) to the extent a comparable or successor rate is approved by the Administrative Agent in connection with any rate set forth in this definition, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and (y) if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.”

(f)            Section 1.01 of the Credit Agreement is hereby amended by amending and restating the first paragraph of the definition of “Interest Period” in its entirety to read as follows:

““Interest Period” means, as to each Eurodollar Rate Loan, Australian BBSR Rate Loan or Canadian BA Rate Loan, the period commencing on the date such Eurodollar Rate Loan or Canadian BA Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan, Australian BBSR Rate Loan or Canadian BA Rate Loan and ending on the date one, three or six months (or, if available to all Lenders, 12 months) thereafter, as selected by the applicable Borrower in its Committed Loan Notice or Conversion/Continuation Notice, as applicable; provided that:”

(g)            Section 2.07(a), Section 2.07(b) and Section 2.07(c) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“(a) Australian Dollar Term A Loans. Subject to the second to last sentence of Section 2.05(a)(i), the principal amounts of the Australian Dollar Term A Loans shall be repaid in Australian Dollars in consecutive quarterly installments (each such repayment date, an “Australian Dollar Term A Installment Payment Date”) in an amount equal to, (i) on the final day of each of the first eight full fiscal quarters after the Fifth Amendment Closing Date (such eight fiscal quarter period, the “First Two Repayment Years”), 1.25% of the aggregate principal amount of the Australian Dollar Term A Loans outstanding as of the Fifth Amendment Closing Date (such aggregate principal amount, the “Initial AUD Loan Amount”), (ii) on the final day of each of the first eight fiscal quarters after completion of the First Two Repayment Years (such eight fiscal quarter period, the “Second Two Repayment Years”), 1.875% of the Initial AUD Loan Amount, and (iii) on the final day of each of the first four fiscal quarters after completion of the Second Two Repayment Years until the Maturity Date, 2.50% of the Initial AUD Loan Amount; provided, however, that the final principal repayment installment of the Australian Dollar Term A Loans shall be repaid on the Maturity Date for the Australian Dollar Term A Facility and shall be in an amount equal to the aggregate principal amount of all Australian Dollar Term A Loans outstanding on such date.”

“(b) Euro Term A Loans. Subject to the second to last sentence of Section 2.05(a)(i), the principal amounts of the Euro Term A Loans shall be repaid in Euros in consecutive quarterly installments (each such repayment date, a “Euro Term A Installment Payment Date”) in an amount equal to, (i) on the final day of each of the first eight full fiscal quarters after the Fifth Amendment Closing Date, 1.25% of the aggregate principal amount of the Euro Term A Loans outstanding as of the Fifth Amendment Closing Date (such aggregate principal amount, the “Initial EUR Loan Amount”), (ii) on the final day of each of the first eight fiscal quarters after completion of the First Two Repayment Years, 1.875% of the Initial EUR Loan Amount, and (iii) on the final day of each of the first four fiscal quarters after completion of the Second Two Repayment Years until the Maturity Date, 2.50% of the Initial EUR Loan Amount; provided, however, that the final principal repayment installment of the Euro Term A Loans shall be repaid on the Maturity Date for the Euro Term A Facility and shall be in an amount equal to the aggregate principal amount of all Euro Term A Loans outstanding on such date.”

“(c) U.S. Dollar Term A Loans. Subject to the second to last sentence of Section 2.05(a)(i), the principal amounts of the U.S. Dollar Term A Loans shall be repaid in U.S. Dollars in consecutive quarterly installment (each such repayment date, a “U.S. Dollar Term A Installment Payment Date”) in an amount equal to, (i) on the final day of each of the first eight full fiscal quarters after the Fifth Amendment Closing Date, 1.25% of the aggregate principal amount of the U.S. Dollar Term A Loans outstanding as of the Fifth Amendment Closing Date (such aggregate principal amount, the “Initial USD Loan Amount”), (ii) on the final day of each of the first eight fiscal quarters after completion of the First Two Repayment Years, 1.875% of the Initial USD Loan Amount, and (iii) on the final day of each of the first four fiscal quarters after completion of the Second Two Repayment Years until the Maturity Date, 2.50% of the Initial USD Loan Amount; provided, however, that the final principal repayment installment of the U.S. Dollar Term A Loans shall be repaid on the Maturity Date for the U.S. Dollar Term A Facility and shall be in an amount equal to the aggregate principal amount of all U.S. Dollar Term A Loans outstanding on such date.”

(h)           Section 2.03(e)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver, administrator, Controller or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;”

(i)            Section 3.01(a)(i)(C) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the Loan Party will pay such additional amount or amounts as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the Administrative Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made.”

(j)            Section 2.12(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(ii) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any L/C Issuer hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable L/C Issuers, as the case may be, the amount due. With Respect to any payment that the Administrative Agent makes for the account of the Lenders or any L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the applicable L/C Issuers, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender, the L/C Issuer, Holdings or a Borrower with respect to any amount owing under this clause (b) shall be conclusive, absent manifest error.”

(k)           Section 3.03(b) of the Credit Agreement is hereby amended by amending and restating the third last paragraph in its entirety to read as follows:

“Notwithstanding anything else herein, in no event will any LIBOR Successor Rate for any Loan be less than zero percent, for the purposes of this Agreement and the other Loan Documents.”

(l)            Section 3.03(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Notwithstanding anything to the contrary herein, (i) after any such determination by the Administrative Agent or receipt by the Administrative Agent of any such notice described under Section 3.03(b)(i)-(iii), as applicable, if the Administrative Agent determines that none of the LIBOR Successor Rates is available on or prior to the LIBOR Replacement Date, (ii) if the events or circumstances described in Section 3.03(b)(iv) have occurred but none of the LIBOR Successor Rates is available, or (iii) if the events or circumstances of the type described in Section 3.03(b)(i)-(iii) have occurred with respect to the LIBOR Successor Rate then in effect and the Administrative Agent determines that none of the LIBOR Successor Rates is available, then in each case, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing LIBOR or any then current LIBOR Successor Rate in accordance with this Section 3.03 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, (x) with another alternate benchmark rate reasonably acceptable to the Administrative Agent and the Borrowers giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks or (y) with another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar non-U.S. dollar denominated syndicated credit facilities for such alternative benchmarks, and, in each case, including any Related Adjustments and any other mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such benchmarks, or any evolving or then existing convention for similar non-U.S. dollar denominated syndicated credit facilities for such benchmarks, as applicable, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments shall constitute a LIBOR Successor Rate. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.”

(m)            Section 5.22 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 5.22.      OFAC. Neither of the Borrowers, nor any of its respective Subsidiaries, nor, to the knowledge of the Borrower and each of its Subsidiaries, any director, officer, employee, agent, a affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by one or more individuals or entities that are (a) currently the subject or target of any Sanctions, (b) included on OFAC’s List of Specially Designated Nationals or HMT’s Consolidated List of financial Sanctions Targets, or any similar list enforced by any other relevant sanctions authority or (c) located, organized or resident in a Designated Jurisdiction. The Borrowers and each of its Subsidiaries have conducted their businesses in compliance in all material respects with all applicable Sanctions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such Sanctions.”

(n)            Article 5 of the Credit Agreement is hereby amended by adding a new Section 5.25 as follows:

“Section 5.25.      Anti-Corruption Laws. The Borrowers and each of its Subsidiaries have conducted their businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti-corruption legislation in other jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.”

(o)            Article 6 of the Credit Agreement is hereby amended by adding a new Section 6.19 as follows:

“Section 6.19      Anti-Corruption Laws; Sanctions. Conduct its businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti-corruption legislation in other jurisdictions and with all applicable Sanctions, and maintain policies and procedures designed to promote and achieve compliance with such laws and Sanctions.”

(p)            Section 7.11 of the Credit Agreement is hereby amended by amending and restating clause (a) in its entirety to read as follows:

“(a)      Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of Holdings (i) for the fiscal quarter ending December 31, 2020 to be greater than 4.75:1.00, (ii) for the fiscal quarters ending March 31, 2021 and June 30, 2021 to be greater than 5.25:1.00, (iii) for the fiscal quarter ending September 30, 2021, to be greater than 4.75:1.00, (iv) for the fiscal quarters ending December 31, 2021, March 31, 2022 and June 30, 2022, to be greater than 4.25:1.00 and (iv) for the fiscal quarter ending September 30, 2022 and each fiscal quarter thereafter, to be greater than 4.00:1.00 (the “Maximum Consolidated Leverage Ratio”); provided that, commencing with the fiscal quarter ending September 30, 2022, following the consummation of a Material Acquisition and as of the end of the fiscal quarter in which such Material Acquisition occurred and as of the end of the three fiscal quarters thereafter, the level above shall be increased by 0.50:1.00, it being understood and agreed that the Acquisition is a Material Acquisition and therefore such increase shall be in effect as of the end of each of the first four fiscal quarters following the Third Restatement Date; provided that no more than one such increase shall be in effect at any time.”

(q)            Article 7 of the Credit Agreement is hereby amended by adding a new Section 7.18 as follows:

“Section 7.18.      Sanctions. Directly or indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, to fund any activities of or business with any Person that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise) of Sanctions.”

(r)            Article 7 of the Credit Agreement is hereby amended by adding a new Section 7.19 as follows:

“Section 7.19.      Anti-Corruption Laws. Directly or indirectly use the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other anti-corruption legislation in other jurisdictions.”

(s)            Section 8.01(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(f) Insolvency Proceedings, Etc. Any Loan Party or any of its Subsidiaries (other than an Immaterial Subsidiary) institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, receiver-manager, trustee, custodian, conservator, monitor, liquidator, rehabilitator, administrator, Controller or similar officer for it or for all or any material part of its property; or any receiver, receiver-manager, trustee, custodian, conservator, monitor, liquidator, rehabilitator, administrator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or”

(t)            Section 9.09 of the Credit Agreement is hereby amended by amending and restating the second last paragraph in its entirety as follows:

“and any custodian, receiver, assignee, trustee, liquidator, administrator, Controller, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel and any other amounts due the Administrative Agent under Sections 2.09 and 11.04.

(u)            Article 9 of the Credit Agreement is hereby amended by adding a new Section 9.13 as follows:

“Section 9.13.      Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender or any L/C Issuer (the “Credit Party”), whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Credit Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Credit Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Credit Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Credit Party promptly upon determining that any payment made to such Credit Party comprised, in whole or in part, a Rescindable Amount.”

(v)      Section 11.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 11.05.        Payments Set Aside. To the extent that any payment by or on behalf of any Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver, administrator, Controller or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.”

(w)     Article 11 of the Credit Agreement is hereby amended by adding a new Section 11.30 as follows:

“Section 11.30.        The Banking Code of Practice. The Banking Code of Practice of the Australian Banking Association does not apply to the Loan Documents or any banking services provided under them.”

1.2	Acknowledgement.

On and after the Fifth Amendment Closing Date, unless the context shall otherwise require, each reference in the Amended Credit Agreement or any other Loan Document to (a) “Term A Loans” shall be deemed a reference to the Term A Loans, (b) “Revolving Credit Loans” shall be deemed a reference to the Revolving Credit Loans, (c) “Term A Lenders” shall be deemed a reference to the Term A Lenders, (d) “Revolving Credit Lenders” shall be deemed a reference to the Revolving Credit Lenders and (e) “Revolving Credit Commitments” shall be deemed a reference to the Revolving Credit Commitments, in each case, under as and defined in the Amended Credit Agreement. As of the Fifth Amendment Closing Date, after giving effect to this Amendment, (i) the aggregate outstanding principal amount of “U.S. Dollar Term A Loans” is $92,500,000, (ii) the aggregate outstanding principal amount of “Australian Dollar Term A Loans” is AUD 56,425,000, (iii) the aggregate outstanding principal amount of “Euro Term A Loans” is €233,793,750 and (iii) the aggregate principal amount of “Revolving Credit Commitments” is $600,000,000.

SECTION II.    CONTINUATION OF EXISTING EURO TERM A LOANS, EXISTING AUD TERM A LOANS, EXISTING U.S. DOLLAR TERM A LOANS AND EXISTING REVOLVING CREDIT COMMITMENTS; OTHER TERMS AND AGREEMENTS.

Each Existing Euro Term A Lender, each Existing AUD Term A Lender, each Existing U.S. Dollar Term A Lender and each Existing Revolving Credit Lender executing this Amendment shall select one of the options on the Euro Term A Lender Consent, AUD Term A Lender Consent, U.S. Dollar Term A Lender Consent and Revolving Credit Lender Consent hereto, respectively, and deliver such signature page to the Administrative Agent by 5:00 p.m. (New York City time), on March 26, 2021. Pursuant to the procedures set forth in Section III of this Amendment:

Existing Euro Term A Loans

2.1	Continuation of Existing Euro Term A Loans by Continuing Euro Term A Lenders (Option A). Each Existing Euro Term A Lender selecting Option A on the Euro Term A Lender Consent hereto consents and agrees to (1) this Amendment and the Amended Credit Agreement, (2) sell the entire aggregate principal amount of its Existing Euro Term A Loans via an assignment (at 100% of par) on the Fifth Amendment Closing Date pursuant to a Master Assignment, which Existing Euro Term A Loans shall be continued as ‘Euro Term A Loans’, ‘Term A Loans’ and ‘Term Loans’ under the Amended Credit Agreement upon such sale and (3) as of a date selected by the Administrative Agent (which date shall be the Fifth Amendment Closing Date), purchase via an assignment Euro Term A Loans in an aggregate principal amount equal to (x) the entire aggregate principal amount of its Existing Euro Term A Loans so sold via assignment pursuant to clause (2) minus (y) such amount as may be determined by the Administrative Agent in its sole discretion and in consultation with Holdings (such amount referred to in this clause (y) with respect to any Lender, a “Decreased Amount” with respect to such Lender) applicable to such Existing Euro Term A Lender on the Fifth Amendment Closing Date (it being understood and agreed that such Existing Euro Term A Lender’s signature to the Term A Lender Consent shall be deemed to be such Term A Lender’s written consent to the assignments described in the foregoing clauses (2) and (3), on the terms set forth in the assignment agreements posted to the Lenders on March 26, 2021). Such assignment shall be made at 100% of par.

2.2	Non-Continuation of Existing Euro Term A Loans by Non-Continuing Euro Term A Lenders (Option B). Each Existing Euro Term A Lender selecting Option B on the Euro Term A Lender Consent hereto (together with each other Lender, to the extent set forth in the immediately following Section 2.3, each “Non-Continuing Euro Term A Lender”) consents to this Amendment and the Amended Credit Agreement, but does not consent to the continuation of its Existing Euro Term A Loans into Euro Term A Loans (under and as defined in the Amended Credit Agreement) shall execute, or shall be deemed to have executed, a counterpart of the applicable Master Assignment and shall in accordance therewith sell such portion of its Existing Euro Term A Loans at 100% of par as specified in the applicable Master Assignment (it being understood and agreed that such Existing Euro Term A Lender’s signature to the Term A Lender Consent shall be deemed to be such Term A Lender’s written consent to the assignment described in this Section 2.2). For the avoidance of doubt, prepayments of the Existing Euro Term A Loans held by Term A Lenders (including any assignee thereof in connection with a Master Assignment) on the Fifth Amendment Closing Date shall be permitted notwithstanding anything to the contrary set forth in any of the Loan Documents (including, but not limited to, Sections 2.12 and 2.13 of the Credit Agreement) to the extent consistent with the final allocations provided by the Administrative Agent to Holdings on March 25, 2021.

2.3	Each Existing Euro Term A Lender failing to execute and return an Euro Term A Lender Consent hereto by 5:00 p.m. (New York City time), on March 26, 2021, shall be deemed a Non-Continuing Euro Term A Lender and, in accordance with Section 11.13 of the Credit Agreement, shall execute or be deemed to have executed a counterpart of the applicable Master Assignment and shall in accordance therewith sell such portion of its Existing Euro Term A Loans at 100% of par as specified in the applicable Master Assignment.

Existing AUD Term A Loans

2.4	Continuation of Existing AUD Term A Loans by Continuing AUD Term A Lenders (Option A). Each AUD Term A Lender selecting Option A on the AUD Term A Lender Consent hereto consents and agrees to (1) this Amendment and the Amended Credit Agreement, (2) sell the entire aggregate principal amount of its Existing AUD Term A Loans via an assignment (at 100% of par) on the Fifth Amendment Closing Date pursuant to a Master Assignment, which Existing AUD Term A Loans shall be continued as ‘Australian Dollar Term A Loans’, ‘Term A Loans’ and ‘Term Loans’ under the Amended Credit Agreement upon such sale and (3) as of a date selected by the Administrative Agent (which date shall be the Fifth Amendment Closing Date), purchase via an assignment Australian Dollar Term A Loans in an aggregate principal amount equal to (x) the entire aggregate principal amount of its Existing AUD Term A Loans so sold via assignment pursuant to clause (2) minus (y) the Decreased Amount (if any) applicable to such Existing AUD Term A Lender (it being understood and agreed that such AUD Term A Lender’s signature to the Term A Lender Consent shall be deemed to be such Term A Lender’s written consent to the assignments described in the foregoing clauses (2) and (3), on the terms set forth in the assignment agreements posted to the Lenders on March 26, 2021). Such assignment shall be made at 100% of par.

2.5	Non-Continuation of Existing AUD Term A Loans by Non-Continuing AUD Term A Lenders (Option B). Each AUD Term A Lender selecting Option B on the AUD Term A Lender Consent hereto (together with each other Lender, to the extent set forth in the immediately following Section 2.6, each “Non-Continuing AUD Term A Lender”) consents to this Amendment and the Amended Credit Agreement, but does not consent to the continuation of its Existing AUD Term A Loans into Australian Dollar Term A Loans (under and as defined in the Amended Credit Agreement) shall execute, or shall be deemed to have executed, a counterpart of the applicable Master Assignment and shall in accordance therewith sell such portion of its Existing AUD Term A Loans at 100% of par as specified in the applicable Master Assignment (it being understood and agreed that such AUD Term A Lender’s signature to the Term A Lender Consent shall be deemed to be such Term A Lender’s written consent to the assignment described in this Section 2.5). For the avoidance of doubt, prepayments of the Existing AUD Term A Loans held by Term A Lenders (including any assignee thereof in connection with a Master Assignment) on the Fifth Amendment Closing Date shall be permitted notwithstanding anything to the contrary set forth in any of the Loan Documents (including, but not limited to, Sections 2.12 and 2.13 of the Credit Agreement) to the extent consistent with the final allocations provided by the Administrative Agent to Holdings on March 25, 2021.

2.6	Each AUD Term A Lender failing to execute and return an AUD Term A Lender Consent hereto by 5:00 p.m. (New York City time), on March 26, 2021, shall be deemed a Non-Continuing AUD Term A Lender and, in accordance with Section 11.13 of the Credit Agreement, shall execute or be deemed to have executed a counterpart of the applicable Master Assignment and shall in accordance therewith sell such portion of its Existing AUD Term A Loans at 100% of par as specified in the applicable Master Assignment.

Existing U.S. Dollar Term A Loans

2.7	Continuation of Existing U.S. Dollar Term A Loans by Continuing U.S. Dollar Term A Lenders (Option A). Each Existing U.S. Dollar Term A Lender selecting Option A on the U.S. Dollar Term A Lender Consent hereto consents and agrees to (1) this Amendment and the Amended Credit Agreement, (2) sell the entire aggregate principal amount of its Existing U.S. Dollar Term A Loans via an assignment (at 100% of par) on the Fifth Amendment Closing Date pursuant to a Master Assignment, which Existing U.S. Dollar Term A Loans shall be continued as ‘U.S. Dollar Term A Loans’, ‘Term A Loans’ and ‘Term Loans’ under the Amended Credit Agreement upon such sale and (3) as of a date selected by the Administrative Agent (which date shall be the Fifth Amendment Closing Date), purchase via an assignment U.S. Dollar Term A Loans in an aggregate principal amount equal to (x) the entire aggregate principal amount of its Existing U.S. Dollar Term A Loans so sold via assignment pursuant to clause (2) minus (y) the Decreased Amount (if any) applicable to such Existing U.S. Term A Lender (it being understood and agreed that such U.S. Term A Lender’s signature to the Term A Lender Consent shall be deemed to be such Term A Lender’s written consent to the assignments described in the foregoing clauses (2) and (3), on the terms set forth in the assignment agreements posted to the Lenders on March 26, 2021). Such assignment shall be made at 100% of par.

2.8	Non-Continuation of Existing U.S. Dollar Term A Loans by Non-Continuing Existing U.S. Dollar Term A Lenders (Option B). Each Existing U.S. Dollar Term A Lender selecting Option B on the U.S. Dollar Term A Lender Consent hereto (together with each other Lender, to the extent set forth in the immediately following Section 2.9, each “Non-Continuing U.S. Dollar Term A Lender”) consents to this Amendment and the Amended Credit Agreement, but does not consent to the continuation of its Existing U.S. Dollar Term A Loans into U.S. Dollar Term A Loans (under and as defined in the Amended Credit Agreement) shall execute, or shall be deemed to have executed, a counterpart of the applicable Master Assignment and shall in accordance therewith sell such portion of its Existing U.S. Dollar Term A Loans at 100% of par as specified in the applicable Master Assignment (it being understood and agreed that such Existing U.S. Dollar Term A Lender’s signature to the U.S. Dollar Term A Lender Consent shall be deemed to be such Existing U.S. Dollar Term A Lender’s written consent to the assignment described in this Section 2.8). For the avoidance of doubt, prepayments of the Existing U.S. Dollars Term A Loans held by Term A Lenders (including any assignee thereof in connection with a Master Assignment) on the Fifth Amendment Closing Date shall be permitted notwithstanding anything to the contrary set forth in any of the Loan Documents (including, but not limited to, Sections 2.12 and 2.13 of the Credit Agreement) to the extent consistent with the final allocations provided by the Administrative Agent to Holdings on March 25, 2021.

2.9	Each Existing U.S. Dollar Term A Lender failing to execute and return an U.S. Dollar Term A Lender Consent hereto by 5:00 p.m. (New York City time), on March 26, 2021, shall be deemed a Non-Continuing U.S. Dollar Term A Lender and, in accordance with Section 11.13 of the Credit Agreement, shall execute or be deemed to have executed a counterpart of the applicable Master Assignment and shall in accordance therewith sell such portion of its Existing Euro Term A Loans at 100% of par as specified in the applicable Master Assignment.

Existing Revolving Credit Loans

2.10	Continuation of Existing Revolving Credit Loans and Existing Revolving Credit Commitments by Continuing Revolving Credit Lenders (Option A). Each Existing Revolving Credit Lender selecting Option A on the Revolving Credit Lender Consent hereto consents and agrees to (1) this Amendment and the Amended Credit Agreement, (2) sell the entire aggregate principal amount of its Existing Revolving Credit Loans and Existing Revolving Credit Commitments via an assignment (at 100% of par) on the Fifth Amendment Closing Date pursuant to a Master Assignment and (3) as of a date selected by the Administrative Agent (which date shall be the Fifth Amendment Closing Date), purchase via an assignment Revolving Credit Loans and Revolving Credit Commitments in an aggregate principal amount equal to (x) the entire aggregate principal amount of its Existing Revolving Credit Loans and Existing Revolving Credit Commitments so sold via assignment pursuant to clause (2) minus (y) the Decreased Amount (if any) applicable to such Revolving Credit Lender (it being understood and agreed that such Revolving Credit Lender’s signature to the Revolving Credit Lender Consent shall be deemed to be such Revolving Credit Lender’s written consent to the assignments described in the foregoing clauses (2) and (3), on the terms set forth in the assignment agreements posted to the Lenders on March 26, 2021). Such assignment shall be made at 100% of par.

2.11	Non-Continuation of Existing Revolving Credit Loans and Existing Revolving Credit Commitments by Non-Continuing Revolving Credit Lenders (Option B). Each Revolving Credit Lender selecting Option B on the Revolving Credit Lender Consent hereto (together with each other Lender, to the extent set forth in the immediately following Section 2.9, each, a “Non-Continuing Revolving Credit Lender” and, together with the Non-Continuing Euro Term A Lenders , the “Non-Continuing Lenders”) consents to this Amendment and the Amended Credit Agreement, but does not consent to the continuation of its Existing Revolving Credit Loans and Existing Revolving Credit Commitments into Revolving Credit Loans and Revolving Credit Commitments (each under and as defined in the Amended Credit Agreement), respectively, and shall execute, or shall be deemed to have executed, a counterpart of the applicable Master Assignment and shall in accordance therewith sell such portion of its Existing Revolving Credit Loans and Existing Revolving Credit Commitments at 100% of par as specified in the applicable Master Assignment (it being understood and agreed that such Revolving Credit Lender’s signature to the Revolving Credit Lender Consent shall be deemed to be such Revolving Credit Lender’s written consent to the assignment described in this Section 2.8).

2.12	Each Revolving Credit Lender failing to execute and return a Revolving Credit Lender Consent hereto by 5:00 p.m. (New York City time), on March 26, 2021, shall be deemed a Non-Continuing Revolving Credit Lender and, in accordance with Section 11.13 of the Credit Agreement, shall execute or be deemed to have executed a counterpart of the applicable Master Assignment and shall in accordance therewith sell its Existing Revolving Credit Loans and Existing Revolving Credit Commitments at 100% of par as specified in the applicable Master Assignment.

SECTION III.   THE MASTER ASSIGNMENT AGREEMENTS.

3.1	Pursuant to the Master Assignment entered into or deemed entered into by each Non-Continuing Lender in accordance with Section II, each Non-Continuing Lender shall sell and assign the principal amount of, as the case may be, its Existing Euro Term A Loans, Existing AUD Term A Loans, Existing U.S. Dollar Term A Loans or Existing Revolving Credit Loans and Existing Revolving Credit Commitments as set forth in Schedule I to such Master Assignment, as such Schedule is completed by the Administrative Agent on or prior to the Fifth Amendment Closing Date, to Bank of America, N.A., as assignee (in such capacity, the “Replacement Lender”) under such Master Assignment. Each Lender’s signature page to its Revolving Credit Lender Consent, Euro Term A Lender Consent, AUD Term A Lender Consent or U.S. Dollar Term A Lender Consent, respectively, shall be deemed to be its signature page to the applicable Master Assignment.

3.2	At the election of the Administrative Agent (in its sole discretion), the Master Assignments (and Schedule I to each Master Assignment) may be completed and executed as one or more separate agreements, each with a separate Schedule I, each of which shall be applicable as to one or more Non-Continuing Lenders.

3.3	After giving effect to the transactions contemplated by this Amendment, the amounts of the “Term A Loans”, “Revolving Credit Loans” and “ Revolving Credit Commitments” shall be as determined by the Administrative Agent and set forth in this Amendment and the Amended Credit Agreement. The Administrative Agent’s determination of such amounts shall be conclusive evidence thereof absent manifest error. For the avoidance of doubt, the provisions of Article IX and Section 11.04 of the Amended Credit Agreement shall apply to any such determination made by the Administrative Agent pursuant hereto.

SECTION IV.   CONDITIONS TO THE FIFTH AMENDMENT CLOSING DATE

This Amendment shall become a binding agreement of the parties hereto and effective on the date (the “Fifth Amendment Closing Date”) on which each of the following conditions precedent are satisfied or waived:

(a)      This Amendment shall have been duly executed by Holdings, the Borrowers, each other Loan Party, the Administrative Agent, the Required Lenders, the L/C Issuers, the Swingline Lender, the Replacement Lender and the Consenting Lenders (whether pursuant to the execution and delivery of a Lender Consent or counterpart to this Amendment, as applicable) and, in each case, duly executed counterparts thereof shall have been delivered to the Administrative Agent.

(b)      The Administrative Agent’s receipt of the following, each of which shall be originals, facsimiles or “pdf” or similar electronic format (in each such case, followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party and each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i)      a certificate of a Responsible Officer of each Loan Party certifying as to the Organization Documents thereof together with copies of the Organization Documents of such Loan Party annexed thereto;

(ii)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment, the Amended Credit Agreement and the other Loan Documents to which such Loan Party is a party;

(iii)   an opinion from (A) Vedder Price P.C., special New York counsel to the Loans Parties, and (B) Bird & Bird, special Australian counsel to the Loan Parties, in each case, dated as of the Fifth Amendment Closing Date, in form and substance reasonably satisfactory to the Administrative Agent and the Lenders;

(iv)   a certificate attesting to the Solvency of Holdings and its Subsidiaries (taken as a whole) on the Fifth Amendment Closing Date after giving effect to this Amendment, from the chief financial officer of Holdings;

(v)    a certificate attesting to the compliance with clauses (d), (g), (h), (i) and (j) of this Section IV on the Fifth Amendment Closing Date from a Responsible Officer of Holdings;

(c)      The Administrative Agent and the Lenders shall have received at least one (1) day prior to the Fifth Amendment Closing Date all documentation and other information reasonably requested in writing by them at least two (2) days prior to the Fifth Amendment Closing Date in order to allow the Administrative Agent and the Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the Act and, if applicable, the Beneficial Ownership Regulation.

(d)      All approvals, consents, exemptions, authorizations, or other actions by, or notices to, or filings with, any Governmental Authority or any other Person necessary or required for the consummation of this Amendment shall have been received.

(e)       [Reserved].

(f)       (i) The Administrative Agent shall have received from Holdings payment in immediately available funds of (w) all accrued costs, fees and expenses (including reasonable fees, expenses and other charges of counsel) owing to the Administrative Agent pursuant to Section 11.04 of the Credit Agreement and Section 11.04 of the Amended Credit Agreement, as applicable, in connection with this Amendment, and (x) all other compensation required to be paid on or prior to the Fifth Amendment Closing Date to the Administrative Agent and its Affiliates pursuant to that certain Fee Letter, dated as of March 11, 2021, by and among Holdings and BofA Securities, Inc., (x) for the account of each Existing Lender, upfront fees in an amount equal to (I) 0.075% of the U.S. Dollar Equivalent of the stated principal amount of such Existing Lender’s loans under the Term A Facilities and such Existing Lender’s funded and unfunded commitment under the Revolving Credit Facility (which will include the face amount of any issued but undrawn Letter of Credit) up to the U.S. Dollar Equivalent of the stated principal amount of such Existing Lender’s loans and commitments under the Amended Credit Agreement immediately prior to the Fifth Amendment Closing Date (as such U.S. Dollar Equivalent amounts are determined the Administrative Agent on the basis of the Spot Rate (as of March 26, 2021) for the purchase of U.S. Dollars with, as the case may be, Australian Dollars or Euros), and (II) 0.25% of the U.S. Dollar Equivalent of the stated principal amount of such Existing Lender’s loans and unfunded commitments under the Facilities in excess of the amount thereof subject to upfront fees pursuant to clause (x)(I) above (as such U.S. Dollar Equivalent amount is determined by the Administrative Agent an equivalent manner as set forth in clause (x)(I) above), in each case, payable in U.S. Dollars to such person under this Amendment and the Amended Credit Agreement.

(ii)     Concurrently with the continuation of the Existing Euro Term A Loans as Term A Loans, the continuation of the Existing AUD Term A Loans as Term A Loans, the continuation of the Existing U.S. Dollar Term A Loans as Term A Loans, the continuation of the Existing Revolving Credit Loans and Existing Revolving Credit Commitments as Revolving Credit Loans and Revolving Credit Commitments, respectively, Holdings shall have paid to each Non-Continuing Euro Term A Lender, each Non-Continuing AUD Term A Lender, each Non-Continuing U.S. Dollar Term A Lender and each Non-Continuing Revolving Credit Lender all indemnities, cost reimbursements and other Obligations, if any, then due and owing to such Non-Continuing Euro Term A Lenders, Non-Continuing AUD Term A Lenders, Non-Continuing U.S. Dollar Term A Lenders and Non-Continuing Revolving Credit Lenders under the Loan Documents (prior to the effectiveness of this Amendment) to the extent Holdings has been notified thereof prior to the Fifth Amendment Closing Date.

(iii)    With respect to any Loans and Commitments (each under and as defined in the Amended Credit Agreement) outstanding on the Fifth Amendment Closing Date, Holdings shall have paid all interest and fees accrued pursuant to the Loan Documents through the Fifth Amendment Closing Date, whether or not otherwise due as of such date.

(g)      The representations and warranties contained in Article 5 of the Amended Credit Agreement shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that any such representations and warranties that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.

(h)       There shall not exist any action, suit, investigation, litigation, proceeding, hearing or other legal or regulatory developments, pending or threatened in any court or before any arbitrator or Governmental Authority that, in the reasonable opinion of the Administrative Agent, singly or in the aggregate, materially impairs this Amendment, the financing thereof or any of the other transactions contemplated by the Loan Documents, or that could reasonably be expected to have a Material Adverse Effect.

(i)        There has been no change, occurrence or development since December 31, 2019 that could reasonably be expected to have a Material Adverse Effect.

(j)        No Default or Event of Default exists or shall exist or be continuing after giving effect to this Amendment.

Notwithstanding anything herein to the contrary, for purposes of determining compliance with the conditions specified in this Section IV, each Required Lender and Consenting Lender shall be deemed satisfied with each document and each other matter required to be reasonably satisfactory to such Required Lender or Consenting Lender unless, prior to the Fifth Amendment Closing Date, the Administrative Agent receives notice from such Required Lender or Consenting Lender specifying such Required Lender’s or Consenting Lender’s objections.

SECTION V.    REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent, the L/C Issuers, the Swing Line Lender, the Replacement Lender and each of the Required Lenders and Consenting Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein and the Amended Credit Agreement, each Loan Party represents and warrants on and as of the Fifth Amendment Closing Date to each of the Administrative Agent, the L/C Issuers, the Swing Line Lender and each of the Required Lenders and Consenting Lenders as follows:

5.1	Existence, Qualification and Power. Each Loan Party (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization and (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute and deliver this Amendment and perform its obligations under, this Amendment, the Amended Credit Agreement and the other Loan Documents, as applicable.

5.2	Authorization; No Contravention. The execution and delivery of this Amendment and performance by each Loan Party of this Amendment and the Amended Credit Agreement has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Material Contract to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

5.3	Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required, except as have been obtained or made and are in full force and effect, in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, the Amended Credit Agreement or any other Loan Document to which such Loan Party is a party.

5.4	Binding Effect. This Amendment has been duly executed and delivered by each of the Loan Parties party thereto. Each of this Amendment and the Amended Credit Agreement constitute a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

5.5	Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article 5 of the Amended Credit Agreement are and will be true and correct in all material respects on and as of the Fifth Amendment Closing Date to the same extent as though made on and as of each such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that any such representations and warranties that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.

5.6	Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

5.7	Beneficial Ownership. As of the Amendment Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

SECTION VI. COLLATERAL DISCLAIMER AND RELEASE; POST-EFFECTIVENESS COLLATERAL MATTERS

6.1	Collateral Disclaimer and Release. Notwithstanding anything to the contrary contained in the U.S. Mortgage and the other Loan Documents with respect to the property located at 949 Main Street, Alexandria, Pennsylvania (the “Disclaimed Property”), the Administrative Agent and the Lenders disclaim all right, title and interest in and to the Disclaimed Property.

Each Loan Party hereby acknowledges and accepts Administrative Agent’s disclaimer set forth in the preceding paragraph and each further acknowledges and agrees that notwithstanding the terms of the U.S. Mortgage in respect of the Disclaimed Property, the Credit Agreement or the other Loan Documents, on and from the Fifth Amendment Closing Date the Administrative Agent and the Lenders shall have no right, title or interest in or to the Disclaimed Property.

6.2	Collateral Release. In connection with the disclaimer of all right, title and interest in and to the Disclaimed Property, the undersigned Lenders hereby consent to the execution and delivery of a mortgage release with respect to the Disclaimed Property.

6.3	Post-effectiveness Collateral Matters. Each Loan Party warrants, covenants and agrees with the Administrative Agent, the L/C Issuers, the Swing Line Lender and each Lender that each Loan Party will execute and deliver the documents and complete the actions set forth on Schedule 2 hereto (which Schedule may be updated on or prior to the Fifth Amendment Closing Date from time to time with the consent of Holdings and the Administrative Agent), in each case, within the time limits specified on such Schedule or as extended by the Administrative Agent in its reasonable discretion.

SECTION VII. ACKNOWLEDGMENT AND CONSENT; REAFFIRMATION

Each Loan Party hereby confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents, including, without limitation, under each of the Pledge Agreements and the other Foreign Collateral Documents, to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated thereby or by the Amended Credit Agreement, such pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents, including, without limitation, under each of the Pledge Agreements and the other Foreign Collateral Documents, to which it is a party, as supplemented, amended, amended and restated or otherwise modified in connection with this Amendment, the Amended Credit Agreement and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Amended Credit Agreement, the Collateral Documents to which it is a party, the U.S. Obligations Guaranty, the Foreign Obligations Guaranty and this Amendment and consents to the amendment of the Credit Agreement and the other Loan Documents effected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan Document, including each of the Pledge Agreements and the other Foreign Collateral Documents, to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with such Loan Documents the payment and performance of all “Obligations” and any other obligations under each such Loan Document, including each of the Pledge Agreements and the other Foreign Collateral Documents, to which it is a party (in each case, as such terms are defined in the applicable Loan Document as the same may be amended as contemplated hereby).

Each Guarantor acknowledges and agrees that each of the Loan Documents, including each of the Pledge Agreements and the other Foreign Collateral Documents, as the same may be amended as contemplated hereby to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to the Fifth Amendment Closing Date set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement and the other Loan Documents to which it is not a party effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment, the Amended Credit Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Amended Credit Agreement.

SECTION VIII. MISCELLANEOUS

8.1	Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)       On and after the Fifth Amendment Closing Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(ii)     Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed.

(iii)    The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Amended Credit Agreement or any of the other Loan Documents.

8.2	Headings. Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any other Loan Document.

8.3	Loan Document. This Amendment shall constitute a “Loan Document” under the terms of the Amended Credit Agreement.

8.4	Applicable Law; Miscellaneous. THIS AMENDMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY HERETO OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. The provisions of Section 11.14 and Section 11.15 of the Amended Credit Agreement are incorporated by reference herein and made a part hereof.

8.5	Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

8.6	Further Assurances. Each of the Loan Parties shall execute and deliver such additional documents and take such additional actions as may be reasonably requested by the Administrative Agent to effectuate the purposes of this Amendment.

8.7	No Novation. Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Credit Agreement.

8.8	Administrative Agent Authorization. Holdings, the Required Lenders and the Consenting Lenders hereby authorize the Administrative Agent, in consultation with Holdings, to (i) determine all amounts, percentages and other information with respect to the Commitments and Loans of each Continuing Euro Term A Lender, each Continuing AUD Term A Lender, each Continuing U.S. Dollar Term A Lender and each Continuing Revolving Credit Lender and (ii) enter and complete all such amounts, percentages and other information in the Register maintained pursuant to Section 11.06(c) of the Amended Credit Agreement, as appropriate. The Administrative Agent’s determination and entry and completion shall be conclusive and shall be conclusive evidence of the existence, amounts, percentages and other information with respect to the obligations of the Borrowers under the Amended Credit Agreement, in each case, absent manifest error. For the avoidance of doubt, the provisions of Article 9 and Section 11.06 of each of the Amended Credit Agreement shall apply to any determination, entry or completion made by the Administrative Agent pursuant to this Section 8.8.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOLDINGS AND U.S. BORROWER:	ACCO BRANDS CORPORATION

	By:	/s/ Neal V. Fenwick
		Name:	Neal V. Fenwick
		Title:	Executive Vice President and Chief Financial Officer

AUSTRALIAN BORROWER:

Executed by ACCO BRANDS AUSTRALIA
HOLDING PTY. LTD. in accordance with
Section 127 of the Corporations Act 2001

/s/ Neal V. Fenwick	/s/ Pamela R. Schneider
Signature of director	Signature of director

Name: Neal V. Fenwick, a Responsible Officer for the above-referenced company	Name: Pamela R. Schneider, a Responsible Officer for the above-referenced company

[Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement]

GUARANTORS:	ACCO BRANDS CORPORATION

	By:	/s/ Neal V. Fenwick
		Name:	Neal V. Fenwick
		Title:	Executive Vice President and Chief Financial Officer

ACCO BRANDS USA LLC

	By:	/s/ Neal V. Fenwick
		Name:	Neal V. Fenwick
		Title:	Executive Vice President and Chief Financial Officer

GENERAL BINDING LLC

	By:	/s/ Neal V. Fenwick
		Name:	Neal V. Fenwick
		Title:	Vice President

ACCO BRANDS INTERNATIONAL, INC.

	By:	/s/ Neal V. Fenwick
		Name:	Neal V. Fenwick
		Title:	Vice President

ACCO EUROPE FINANCE HOLDINGS, LLC

	By:	/s/ Neal V. Fenwick
		Name:	Neal V. Fenwick
		Title:	Vice President

ACCO EUROPE INTERNATIONAL HOLDINGS, LLC

	By:	/s/ Neal V. Fenwick
		Name:	Neal V. Fenwick
		Title:	Vice President

[Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement]

GBC INTERNATIONAL, INC.

By:	/s/ Neal V. Fenwick
	Name:	Neal V. Fenwick
	Title:	Vice President and Treasurer

ACCO INTERNATIONAL HOLDINGS, INC.

By:	/s/ Neal V. Fenwick
	Name:	Neal V. Fenwick
	Title:	Vice President

NESCHEN GBC GRAPHIC FILMS, LLC

By:	/s/ Neal V. Fenwick
	Name:	Neal V. Fenwick
	Title:	Supervisory Director

ESSELTE U.S. FV, LLC

By:	/s/ Neal V. Fenwick
	Name:	Neal V. Fenwick
	Title:	Vice President and Treasurer

ESSELTE EUROPEAN HOLDINGS LLC

By:	/s/ Neal V. Fenwick
	Name:	Neal V. Fenwick
	Title:	Vice President and Treasurer

ESSELTE LLC

By:	/s/ Neal V. Fenwick
	Name:	Neal V. Fenwick
	Title:	Vice President and Treasurer

ESSELTE HOLDINGS LLC

By:	/s/ Neal V. Fenwick
	Name:	Neal V. Fenwick
	Title:	Vice President and Treasurer

[Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement]

ACCO BRANDS AUSTRALIA HOLDING PTY. LTD.

By:	/s/ Neal V. Fenwick

Signature of director

Name: Neal V. Fenwick, a Responsible Officer for the above-referenced company

By:	/s/ Pamela R. Schneider

Signature of director

Name:Pamela R. Schneider, a Responsible Officer for the above-referenced company

ACCO BRANDS AUSTRALIA PTY. LTD.

By:	/s/ Neal V. Fenwick

Signature of director

Name: Neal V. Fenwick, a Responsible Officer for the above-referenced company

By:	/s/ Pamela R. Schneider

Signature of director

Name: Pamela R. Schneider, a Responsible Officer for the above-referenced company

[Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent, AUD Term A Lender, Euro Term A Lender, U.S. Dollar Term A Lender, Revolving Credit Lender, Replacement Lender, Swing Line Lender and L/C Issuer

By:	/s/ Jonathan M. Phillips
	Name:	Jonathan M. Phillips
	Title:	Senior Vice President

[Signature Page to Fifth Amendment to Third Amended and Restated Credit Agreement]

ANNEX I

EURO TERM A LENDER CONSENT TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

[NAME OF EURO TERM A LENDER], as a Term A Lender

By
Name:
Title:

[[For EURO Term A Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR EURO TERM A LENDERS:

The above-named Euro Term A Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING EURO TERM A LOANS : ☐ Consent and agree to (1) this Amendment and the Amended Credit Agreement, (2) sell the entire aggregate principal amount of its Existing Euro Term A Loans via an assignment (at 100% of par) on the Fifth Amendment Closing Date pursuant to a Master Assignment and (3) as of a date selected by the Administrative Agent (which date shall not be before the Fifth Amendment Closing Date, purchase via an assignment Euro Term A Loans (under and as defined in the Amended Credit Agreement) in an aggregate principal amount equal to (x) the entire aggregate principal amount of its Existing Euro Term A Loans so sold via assignment pursuant to clause (2) minus (y) the Decreased Amount (if any) applicable to such Euro Term A Lender. Such assignment shall be made at 100% of par.

OPTION B – CONSENT TO AMENDMENT ONLY: ☐ Consent to the Amendment and the Amended Credit Agreement, but does not consent to the continuation of any of its Existing Euro Term A Loans as Euro Term A Loans (as defined under the Amended Credit Agreement).

Annex I

ANNEX II

AUD TERM A LENDER CONSENT TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

[NAME OF AUD TERM A LENDER], as a Term A Lender

By
Name:
Title:

[[For AUD Term A Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR AUD TERM A LENDERS:

The above-named AUD Term A Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING AUD TERM A LOANS : ☐ Consent and agree to (1) this Amendment and the Amended Credit Agreement, (2) sell the entire aggregate principal amount of its Existing AUD Term A Loans via an assignment (at 100% of par) on the Fifth Amendment Closing Date pursuant to a Master Assignment and (3) as of a date selected by the Administrative Agent (which date shall not be before the Fifth Amendment Closing Date, purchase via an assignment AUD Term A Loans (under and as defined in the Amended Credit Agreement) in an aggregate principal amount equal to (x) the entire aggregate principal amount of its Existing AUD Term A Loans so sold via assignment pursuant to clause (2) minus (y) the Decreased Amount (if any) applicable to such AUD Term A Lender. Such assignment shall be made at 100% of par.

OPTION B – CONSENT TO AMENDMENT ONLY: ☐ Consent to the Amendment and the Amended Credit Agreement, but does not consent to the continuation of any of its Existing AUD Term A Loans as AUD Term A Loans (as defined under the Amended Credit Agreement).

Annex II

ANNEX III

U.S. DOLLAR TERM A LENDER CONSENT TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

[NAME OF U.S. DOLLAR TERM A LENDER], as a Term A Lender

By
Name:
Title:

[[For U.S. Dollar Term A Lenders requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR U.S. DOLLAR TERM A LENDERS:

The above-named U.S. Dollar Term A Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING U.S. DOLLAR TERM A LOANS : ☐ Consent and agree to (1) this Amendment and the Amended Credit Agreement, (2) sell the entire aggregate principal amount of its Existing U.S. Dollar Term A Loans via an assignment (at 100% of par) on the Fifth Amendment Closing Date pursuant to a Master Assignment and (3) as of a date selected by the Administrative Agent (which date shall not be before the Fifth Amendment Closing Date, purchase via an assignment U.S. Dollar Term A Loans (under and as defined in the Amended Credit Agreement) in an aggregate principal amount equal to (x) the entire aggregate principal amount of its Existing U.S. Dollar Term A Loans so sold via assignment pursuant to clause (2) minus (y) the Decreased Amount (if any) applicable to such U.S. Dollar Term A Lender. Such assignment shall be made at 100% of par.

OPTION B – CONSENT TO AMENDMENT ONLY: ☐ Consent to the Amendment and the Amended Credit Agreement, but does not consent to the continuation of any of its Existing U.S. Dollar Term A Loans as U.S. Dollar Term A Loans (as defined under the Amended Credit Agreement).

Annex III

ANNEX IV

REVOLVING CREDIT LENDER CONSENT TO FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

[NAME OF REVOLVING CREDIT LENDER], as a Revolving Credit Lender

By
Name:
Title:

[[For Revolving Credit Lender requiring a second signature block]

By
Name:
Title:]

PROCEDURE FOR REVOLVING CREDIT LENDERS:

The above-named Revolving Credit Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF EXISTING REVOLVING CREDIT LOANS AND EXISTING REVOLVING CREDIT COMMITMENTS: ☐ Consent and agree to (1) this Amendment and the Amended Credit Agreement, (2) sell the entire aggregate principal amount of its Existing Revolving Credit Loans and Existing Revolving Credit Commitments via an assignment (at 100% of par) on the Fifth Amendment Closing Date pursuant to a Master Assignment and (3) as of a date selected by the Administrative Agent (which date shall not be before the Fifth Amendment Closing Date), purchase via an assignment Revolving Credit Loans and Revolving Credit Commitments, respectively (each under and as defined in the Amended Credit Agreement) in an aggregate principal amount equal to (x) the entire aggregate principal amount of its Existing Revolving Credit Loans and Existing Revolving Credit Commitments so sold via assignment pursuant to clause (2) minus (y) the Decreased Amount (if any) applicable to such Revolving Credit Lender. Such assignment shall be made at 100% of par.

OPTION B – CONSENT TO AMENDMENT ONLY: ☐ Consent to the Amendment and the Amended Credit Agreement, but does not consent to the continuing any of its Existing Revolving Credit Loans or Existing Revolving Credit Commitments as Revolving Credit Loans and Revolving Credit Commitments, respectively (each as defined under the Amended Credit Agreement).

Annex IV

ANNEX V

FORM OF MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT

FOR ACCO BRANDS CORPORATION

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Master Assignment and Assumption Agreement (this “Master Assignment and Assumption”) is dated as of the Effective Date set forth below (the “Effective Date”) and is entered into by and between each Assignor identified in item 1 below (each, an “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). It is understood and agreed that the rights and obligations of each of the Assignors hereunder are several and not joint. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The standard terms and conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Master Assignment and Assumption as if set forth herein in full.

For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the Assignee as described below, and the Assignee hereby irrevocably purchases and assumes from the applicable Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date, (i) all of the applicable Assignor’s rights and obligations in its capacity as an Euro Term A Lender, AUD Term A Lender, U.S. Dollar Term A Lender and/or Revolving Credit Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the principal amount of Euro Term A Loans, AUD Term A Loans, U.S. Dollar Term A Loans and/or Revolving Credit Commitments and Revolving Credit Loans identified opposite such Lender’s name on Schedule I hereto under the caption “Euro Term A Loans held immediately prior to the Effective Date”, “AUD Term A Loans held immediately prior to the Effective Date”, “U.S. Dollar Term A Loans held immediately prior to the Effective Date” and/or “Revolving Credit Commitments/Revolving Credit Loans held immediately prior to the Effective Date”, as applicable, and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of the applicable Assignor (in its capacity as an Euro Term A Lender, AUD Term A Lender, U.S. Dollar Term A Lender and/or Revolving Credit Lender under the Credit Agreement) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to as an “Assigned Interest”). Each such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Master Assignment and Assumption, without representation or warranty by any Assignor.

By purchasing the Assigned Interest, the Assignee agrees that, for purposes of that certain Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of March 31, 2021 (the “Amendment”), by and among Holdings, the Australian Borrower, certain subsidiaries of Holdings, the Required Lenders and Consenting Lenders referred to therein, the Administrative Agent, the L/C Issuers and the Swing Line Lender, to the Credit Agreement (as defined below), it shall be deemed to have consented and agreed to (1) the Amendment and the Amended Credit Agreement and (2) the amendment of the Credit Agreement (in the form of the Amended Credit Agreement attached to the Amendment).

Annex V-1

1.	Assignor:	Each person identified on Schedule I hereto

2.	Assignee:	Bank of America, N.A.

3.	Borrowers:	ACCO Brands Corporation, ACCO Brands Australia Holding Pty. Ltd

4.	Administrative Agent:	Bank of America, N.A., as the Administrative Agent under the Credit Agreement

5.	Credit Agreement:	The Fifth Amendment to Third Amended and Restated Credit Agreement dated as of March 31, 2021 among ACCO BRANDS CORPORATION, ACCO Brands Australia Holding Pty. Ltd., certain Subsidiaries to Holdings party thereto, the Lenders parties thereto, BANK OF AMERICA, N.A., as Administrative Agent, and the other agents parties thereto which amends that certain Third Amended and Restated Credit Agreement, dated as of January 27, 2017 (as previously amended by the First Amendment, dated as of July 26, 2018, the Second Amendment, dated as of May 23, 2019, the Third Amendment, dated as of May 1, 2020, the Fourth Amendment, dated as of November 10, 2020, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement” and the Credit Agreement as amended by the Amendment, the “Amended Credit Agreement”).

6.	Assigned Interest[s]:	As indicated on Schedule I hereto.

Effective Date: March 31, 2021

[Remainder of page intentionally left blank]

Annex V-2

BANK OF AMERICA, N.A.,
as Assignee

By:
Title:

Consented to and Accepted:
BANK OF AMERICA, N.A., as
Administrative Agent, L/C Issuer and
Swing Line Lender

By:
Title:

Consented to and Accepted:
ACCO BRANDS CORPORATION

By:
Title:

Signature Page to Master Assignment and Assumption Agreement

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT

1. Representations and Warranties.

1.1. Assignors. Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest transferred by it hereunder, (ii) such Assigned Interest transferred by it hereunder is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and Assumption (or, if it fails to so execute and deliver this Master Assignment and Assumption Agreement, it acknowledges that it will be deemed to have done so pursuant to Section 11.13 of the Credit Agreement) and to consummate the transactions by it contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings or any of its respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings or any of its respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Sections 11.06(b)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement (as such Credit Agreement may be further amended, amended and restated or supplemented from time to time) as a Lender thereunder and, to the extent of the applicable Assigned Interests acquired by it hereunder, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been afforded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Master Assignment and Assumption and to purchase such Assigned Interests acquired by it hereunder, independently and without reliance upon the Administrative Agent or any other Lender or the L/C Issuer and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Master Assignment and Assumption and to purchase the Assigned Interest and (vi) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Assignee; and (b) agrees that (x) it will, independently and without reliance upon the Administrative Agent, any Assignor or any other Lender or the L/C Issuer, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (y) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the applicable Assignors for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

Annex 1 - 1

3. General Provisions. This Master Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted under the Credit Agreement. This Master Assignment and Assumption may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Master Assignment and Assumption by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Master Assignment and Assumption. This Master Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York without regard to principles of conflicts of law that would result in the application of any law other than the law of the State of New York.

Annex 1 - 2

SCHEDULE I

Euro Term A Loans

ASSIGNOR	Euro Term A Loans held immediately prior to the Effective Date	Euro Term A Loans held immediately following the Effective Date
	$ [ _]	$-
	$ [ _]	$-

AUD Term A Loans

ASSIGNOR	AUD Term A Loans held immediately prior to the Effective Date	AUD Term A Loans held immediately following the Effective Date
	$ [ _]	$-
	$ [ _]	$-

U.S. Dollar Term A Loans

ASSIGNOR	U.S. Dollar Term A Loans held immediately prior to the Effective Date	U.S. Dollar Term A Loans held immediately following the Effective Date
	$ [ _]	$-
	$ [ _]	$-

Revolving Credit Commitments/Revolving Credit Loans

ASSIGNOR	Revolving Credit Commitments/Revolving Credit Loans held immediately prior to the Effective Date	Revolving Credit Commitments/ Revolving Credit Loans held immediately following the Effective Date
	$ [ _]	$-
	$ [ _]	$-

[Additional pages shall be attached hereto at the discretion of the Administrative Agent, to the extent deemed necessary or advisable by Administrative Agent to reflect calculation of amounts and percentages of assignments]